UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2025
National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001-37351	46-5053858
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8400 East Prentice Avenue, 9th Floor
Greenwood Village, Colorado 80111
(Address of principal executive offices)
(720) 630-2600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	NSA	New York Stock Exchange
Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr A	New York Stock Exchange
Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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ITEM 5.07.        Submission of Matters to a Vote of Security Holders.
(a) The 2025 annual meeting of shareholders (the "Annual Meeting") of National Storage Affiliates Trust (the "Company") was held on May 12, 2025, at which 69,955,167 of the Company’s 76,445,966 common shares of beneficial interest, par value $0.01 per share (the "Shares"), issued and outstanding as of the record date, March 14, 2025, were represented in person via the live webcast or by proxy, representing approximately 91.50% of the issued and outstanding Shares of the Company entitled to vote.
(b) At the Annual Meeting, the Company’s shareholders (1) elected the eleven trustees below to serve on the Company’s board of trustees until the Company’s 2026 annual meeting of shareholders or until their respective successors are duly elected and qualify, (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and (3) approved, on an advisory basis, the compensation of the Company’s named executive officers. The proposals are described in detail in the Company’s 2025 Proxy Statement. The final results for the votes regarding each proposal are set forth below.
(i) The voting results with respect to the election of each trustee were as follows:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Tamara D. Fischer	63,153,709	2,090,041	195,095	4,516,322
Arlen D. Nordhagen	64,295,216	959,453	184,176	4,516,322
David G. Cramer	64,694,283	545,644	198,918	4,516,322
Warren W. Allan	58,993,006	6,331,012	114,827	4,516,322
Lisa R. Cohn	63,808,583	1,518,756	111,506	4,516,322
Paul W. Hylbert, Jr.	62,341,190	2,982,554	115,101	4,516,322
Chad L. Meisinger	62,604,820	2,720,387	113,638	4,516,322
Steven G. Osgood	64,653,190	688,580	97,075	4,516,322
Dominic M. Palazzo	64,584,391	741,627	112,827	4,516,322
Michael J. Schall	58,627,301	6,695,890	115,654	4,516,322
Charles F. Wu	65,100,554	242,406	95,885	4,516,322
(ii) The voting results with respect to the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 were as follows:

Votes For	Votes Against	Abstain
69,540,256	271,181	143,730
(iii) The voting results with respect to a non-binding advisory vote on executive compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
60,933,299	4,334,674	170,872	4,516,322

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ David G. Cramer
David G. Cramer
President and Chief Executive Officer

Date: May 15, 2025